ESCROW AGREEMENT

     THIS ESCROW AGREEMENT is made and entered into on this 2nd day of December, 1996, by and among Roclab-C Investors ("Seller"), CMD Realty Investment Fund II, L.P. ("Purchaser") and Charter Title Company ("Escrow Agent").

                                   RECITALS

A. Seller and Purchaser have entered into that certain Agreement of Sale dated December 2, 1996, ("Agreement"), providing for the sale by Seller of property commonly known as Park Center in Maitland, Florida ("Property").

B. The parties wish to enter into this Escrow Agreement to provide for (1) the holding and disposition of the earnest money under the Agreement, and (2) the closing of the transaction contemplated by the Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Following the execution of this Escrow Agreement, Purchaser will deliver to Escrow Agent funds in the amount of $200,000 ("Earnest Money"). Escrow Agent shall acknowledge in writing to Purchaser and Seller receipt of a check or funds representing the Earnest Money.

2. Unless terminated in accordance with this Agreement on or before December 6, 1996 ("Closing Date"):

     a. Seller's attorneys, Hopkins & Sutter, (312) 558-6600, by Wayne_F. Osoba or Thomas Buranosky, will deposit the following documents:

          (1)  Special Warranty Deed executed by Seller;

          (2)  Special Warranty Bill of Sale executed by Seller;

          (3)  Assignment and Assumption of Intangible Property executed by
Seller;

          (4) Assignment and Assumption of Leases and Security Deposits executed by Seller;

          (5)  Non-Foreign Affidavit executed by Seller;

          (6)  Originals and/or copies of leases in the Seller's possession;

          (7)  ALTA Extended Coverage Statement executed by Seller;

          (8)  GAP Undertaking executed by Seller;

          (9) Evidence of termination of management agreement executed by Seller;

          (10) Notice to the tenants of the Property regarding the transfer of title to the Property and the assumption by Purchaser of the landlord's obligations under the leases;

          (11) Updated rent roll certified by Seller;
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          (12) Broker's Lien Waivers executed by Insignia Commercial Group,
Inc. ("Manager") and Insignia Mortgage & Investment Company;

          (13) Property Manager's Lien Waiver executed by Manager;

          (14) A certified copy of Seller's partnership agreement; and

          (15) Manager estoppel relating to lease commissions.


     b.   Purchaser's Attorneys, Barack, Ferrazzano, Kirschbaum & Pearlman,
(312) 984-3139, by Douglas W. Anderson, will deposit the following documents:

          (1) Purchaser's counterpart of the Assignment and Assumption of the Intangible Property executed by Purchaser;

          (2) Purchaser's counterpart of the Assignment and Assumption of Leases executed by Purchaser;

     c. Purchaser and Seller (or their respective attorneys) will jointly deposit the following:

          (1) Any real estate transfer tax declarations which may be required to effectuate the transaction contemplated hereby; and

          (2)  Closing Statement (five originals).

3. When you have received all of the deposits listed in Section 3 above and when you are irrevocably committed to issue a Lawyers Title Insurance Corporation ("Lawyers Title") Owner's Policy of Title Insurance ("Title Policy") having an effective date as of the date the Deed is recorded, in the amount of $8,300,000 and insuring the title of Purchaser in the Property, in the form of the Pro Forma Title Policy attached hereto as Exhibit B, you are to notify Purchaser and Seller, whereupon Purchaser will deposit, pursuant to the wire transfer instructions shown on Exhibit A, the amount required to close as shown on the Closing Statement, and upon receipt of such funds from Purchaser you are then authorized and instructed to proceed as follows:

     a. Purchase and affix transfer stamps to the Deed, if any, and record the Deed.

     b. Pay the disbursements as shown on the Closing Statement from the funds deposited by Purchaser.

     c. Deliver to Purchaser the Title Policy, the recorded Deed, the Bill of Sale, one original of the Assignment and Assumption of Intangible Property, one original of the Assignment and Assumption of Lease, the original leases, the tenant notice letters, a copy of the FIRPTA Affidavit, the certified rent roll, copies of the transfer declarations, two originals of the Closing Statement, and copies of all other documents deposited by Seller hereunder.

     d. Deliver to Seller one original of the Assignment and Assumption of Intangible Property, one original of the Assignment and Assumption of Lease, copies of the transfer declarations, two originals of the Closing Statement, and copies of all other documents deposited by Purchaser hereunder.

4. In the event all escrow deposits have not been received herein on or before 5:00 p.m. on December 6, 1996 or if Lawyer's Title is not prepared to issue the Title Policy or to comply with the other instructions contained herein on or before 5:00 p.m. on December 6, 1996, you are hereby authorized and directed to continue to comply with this Escrow Agreement until you have received a written demand from any party hereto for the return of the deposits made hereunder by said party. Upon receipt of such demand, you are hereby authorized and directed to return to the party making such demand the deposits made by such party without notice to any other party and you may return all remaining deposits to the respective depositors thereof, except that, notwithstanding the terms hereof, (A) joint deposits shall be destroyed, and
(B) the Earnest Money, together with interest earned thereon, shall be retained by you, until you receive a joint instruction executed by Purchaser and Seller. Notwithstanding the foregoing, if the Deed has been recorded, then prior to returning any deposits to Purchaser, you must receive and record a quit claim deed of reconveyance reconveying the Property to the grantor in the Deed deposited by Seller and Lawyer's Title must be prepared to issue an owner's policy of title insurance in the amount stated herein insuring the title of Seller, free and clear of acts done or suffered by or judgments against Purchaser. The Seller shall pay for the recording of the reconveyance deeds and the title policy.

5. Escrow Agent shall invest all funds held hereunder in such investments, or types thereof, as shall be designated in writing by Seller and Purchaser. If Seller does not designate any investments, then the funds shall be held by Escrow Agent in an interest bearing account, in a financial institution which has FDIC insurance covering up to $100,000 of such funds. Interest shall accrue to the benefit of Purchaser.

6. With respect to the Earnest Money, it is agreed that the Escrow Agent shall have no obligation or liability hereunder except as a depositary to retain the cash which may be deposited with it hereunder and to dispose of the same in accordance with the terms hereof. With respect to the Earnest Money, the Escrow Agent shall be entitled to rely and act upon any written instrument received by it from either party, and if a corporation, purporting to be executed by an officer thereof, and if a partnership, purporting to be executed by a general partner thereof and shall not be required to inquire into the authority of such officer or partner or the correctness of the facts stated in said instrument. With respect to the Earnest Money, by acceptance of this agreement, Escrow Agent agrees to use its best judgment and good faith in the performance of any of its obligations and duties under this Agreement and shall incur no liability to any person for its acts or omissions hereunder, except for those acts or omissions which may result from its gross negligence or willful misconduct. With respect to the Earnest Money, upon disposition by the Escrow Agent, in accordance with the terms hereof, of the cash deposited with the Escrow Agent hereunder, the Escrow Agent shall be fully and finally released and discharged from any and all duties, obligations, and liabilities hereunder.

7. With respect to the Earnest Money, the Escrow Agent shall be reimbursed for any reasonable expenses incurred by it hereunder, including the reasonable fees of any attorneys which it may wish to consult in connection with the performance of its duties hereunder. Such compensation and expenses shall be paid and reimbursed to the Escrow Agent one-half by Purchaser and one-half by Seller.

8. In the event of a dispute between any of the parties hereto as to their respective rights and interests hereunder, the Escrow Agent shall be entitled to hold any and all cash then in its possession hereunder until such dispute shall have been resolved by the parties in dispute and the Escrow Agent shall have been notified by instrument jointly signed by all of the parties in dispute, or until such dispute shall have been finally adjudicated by a court of competent jurisdiction.

9. Any notice which any party may be required or may desire to give hereunder shall be deemed to have been duly given when personally delivered, against receipt therefor signed by the party to whom the notice is given, or with respect to any party other than the Escrow Agent, on the next business day if sent by overnight courier, or on the fourth business day after mailing by certified or registered mail, postage prepaid, addressed as set forth below, or to such other address as a party hereto may designate by a notice to the other parties. Any notice mailed, sent by facsimile transmission, or given to the Escrow Agent shall be deemed given only when received.

     Purchaser:     CMD Realty Investment Fund II, L.P.
                    c/o CMD Realty Investments, Inc.
                    800 West Cypress Creek Road
                    Fort Lauderdale, Florida 33309-2046
                    Attention:  Paul Kilgallon
                    (954) 776-6099 (FAX)

     Seller:        Roclab-C Investors
                    c/o The Balcor Company
                    Bannockburn Lake Office Plaza
                    Suite A200
                    2355 Waukegan Road
                    Bannockburn, Illinois  60015
                    Attention:
                    James Mendelson
                    Fax:  (847) 317-4462

     Escrow Agent:  Charter Title Company
                    4655 Sweetwater Blvd.
                    Suite 200
                    Sugar Land, Texas  77479
                    Attention:
                    Frances A. Chetta
                    Fax:  (713) 242-1144


10. The Escrow Agent hereby consents and agrees to all of the provisions hereof, and agrees to accept, as Escrow Agent hereunder, all cash deposited hereunder, and agrees to hold and dispose of said cash deposited hereunder in accordance with the terms and provisions hereof.

11. This Escrow Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

12. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                           [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

               SELLER:

               ROCLAB-C INVESTORS, an Illinois limited partnership

               By: Balcor Equity Partners-I, an Illinois general partnership, its general partner

                    By: The Balcor Company, a Delaware corporation, general partner


                         By:  /s/John K. Powell
                              -----------------------------
                         Name: John K. Powell, Jr.
                              -----------------------------
                         Its: Senior Vice President
                              -----------------------------

               PURCHASER:

               CMD REALTY INVESTMENT FUND II, L.P.

               By:  CMD REIM II, Inc., its general partner


                    By:  /s/Randal J. Selig
                         -----------------------
                    Name: Randal J. Selig
                         -----------------------
                    Its: Vice President
                         -----------------------


ESCROW AGENT:

CHARTER TITLE COMPANY


By
  -------------------------------
     Name:
          -----------------------
     Its: Authorized Agent